SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               December 4, 2001
              (Date of Report (Date of Earliest Event Reported))

                            LA-Z-BOY INCORPORATED
            (Exact Name of Registrant as Specified in Its Charter)

                                   Michigan
                (State or Other Jurisdiction of Incorporation)

                                    1-9656
                           (Commission File Number)

                                  38-0751137
                     (I.R.S. Employer Identification No.)

                            1284 N. Telegraph Road
                            Monroe, Michigan 48162
         (Address of Principal Executive Offices, Including Zip Code)

                                (734) 241-4414
             (Registrant's Telephone Number, Including Area Code)

                               [not applicable]
          (Former Name or Former Address If Changed Since Last Report)

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Contact:   Mark Stegeman     (734) 241-4418          mark.stegeman@la-z-boy.com
                                                     --------------------------

                  LA-Z-BOY INCORPORATED SELLS PILLIOD DIVISION


MONROE, Mich., Dec. 3, 2001 - La-Z-Boy Incorporated (NYSE, PCX: LZB) announced today that it has sold its Pilliod Furniture division to Michels South Carolina, Inc., a subsidiary of Michels & Company, a privately-held company headquartered in Lynwood, CA. Terms of the transaction, which became effective November 30, were not disclosed. The transaction will not have a material impact to La-Z-Boy's third fiscal quarter results.

La-Z-Boy acquired Pilliod, which produces promotionally-priced bedroom and occasional furniture at its manufacturing facility in Nichols, SC, as part of its January 2000 acquisition of Greensboro, NC-based LADD Furniture, Inc.

La-Z-Boy Incorporated President and CEO Jerry Kiser said, "The product line produced by Pilliod did not strategically align with our other product lines, and we are glad we were able to find a buyer who is already in this segment of the industry, where a good strategic fit does exist. We wish our former employees well under the new management and new ownership."

La-Z-Boy Background Information

With annual sales in excess of $2 billion, La-Z-Boy Incorporated is one of the world's largest residential furniture producers, with manufacturing operations in ten states and four foreign countries. The La-Z-Boy Incorporated family of companies produces furniture for every room of the home and office. And, under the American of Martinsville brand name, La-Z-Boy is also a leading manufacturer of contract furniture for the hospitality and assisted-living markets.

La-Z-Boy Incorporated's vast distribution network of proprietary retailers includes 296 La-Z-Boy Furniture Galleries(R) and 323 La-Z-Boy In-Store Gallerys; in-store gallery programs at Kincaid, Pennsylvania House and Clayton Marcus; England's Custom Comfort Centers and Lea's Kid's Generation displays. According to industry trade publication Furniture/Today, the La-Z-Boy Furniture Galleries retail network, by itself, represents the industry's fifth largest U.S. furniture store. La-Z-Boy's stock is traded on the New York and Pacific stock exchanges under the trading symbol: LZB. Additional information on the company is available at www.la-z-boy.com.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    LA-Z-BOY INCORPORATED


      Date:  December 4, 2001                       /s/ James J. Korsnack
                                                    ---------------------
                                                    James J. Korsnack
                                                    Chief Accounting Officer